UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 25, 2004 (February 25, 2004)

Date of Report (Date of Earliest Event Reported)

The Nasdaq Stock Market, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32651	52-1165937
(State or Other Jurisdiction of Incorporation	(Commission File File Number)	(IRS Employer Identification No.)

One Liberty Plaza New York, New York 10006
(Address of Principal Executive Offices and Zip Code)

(212) 401-8742
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

THE NASDAQ STOCK MARKET, INC.
FORM 8-K
Index

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

None.

Pro Forma Financial Information

None.

Exhibits:

Exhibit No.	Description	Page Number in Filing
99.1	Press Release, dated February 25, 2004

Item 12. Results of Operations and Financial Condition

This information set forth under “Item 12. Results of Operations and Financial Condition” is intended to be furnished pursuant to Item 12.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of The Nasdaq Stock Market, Inc. (“Nasdaq”), dated February 25, 2004, reporting Nasdaq’s financial results for the fourth quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 25, 2004

THE NASDAQ STOCK MARKET, INC.

By:	/s/ David P. Warren
David P. Warren
Executive Vice President
and Chief Financial Officer